1 PRECIGEN, INC. 2023 OMNIBUS INCENTIVE PLAN Incentive Stock Option Agreement No. of shares subject to Incentive Stock Option: # of stock options THIS INCENTIVE STOCK OPTION AGREEMENT (this “Agreement”) dated as of the date of agreement, between Precigen, Inc., a Virginia corporation (the “Company”), and Employee Name (the “Participant”), is made pursuant and subject to the provisions of the Company’s 2023 Omnibus Incentive Plan (the “Plan”), a copy of which is attached hereto. All terms used herein that are defined in the Plan have the same meaning given them in the Plan. 1. Grant of Option. Pursuant to the Plan, the Company, on Grant Date (the “Date of Grant”), granted to the Participant, subject to the terms and conditions of the Plan and subject further to the terms and conditions set forth herein, the right and option to purchase from the Company all or any part of an aggregate of # of shares of the Common Stock of the Company, at the price of strike price per share (which is not less than the Fair Market Value of a share of Common Stock on the Date of Grant). In the case of a Ten Percent Shareholder, the price per share shall not be less than 110 percent of the Fair Market Value of a share of Common Stock of the Company on the Date of Grant. This Option is intended to be treated as an “Incentive Stock Option” under Code Section 422, but only to the extent the aggregate Fair Market Value (determined as of the Date of Grant) of the shares for which the Option (and all other options of the Participant that are intended to be Incentive Stock Options whether granted under the Plan or any other plan of the Company or any of its Affiliates) becomes exercisable for the first time in any calendar year does not exceed One Hundred Thousand Dollars ($100,000). The Company makes no representation (other than the above expression of intent) or warranty whatsoever to the Participant as to the tax consequences of the grant or exercise of the Option or the disposition of the shares acquired hereunder. In the event that the Option awarded under this Agreement does not qualify for special tax treatment as an Incentive Stock Option, the Option may be exercisable as a Nonqualified Stock Option. The Company shall not be liable to the Participant if the Option or any portion thereof does not qualify as an Incentive Stock Option. 2. Terms and Conditions. This Option is subject to the following terms and conditions: (a) Expiration Date. This Option shall expire at 11:59 p.m. on grant date, 2034 (the “Expiration Date”) or such earlier time as set forth in Sections 3, 4, 5 or 6 of this Agreement. In no event shall the Expiration Date be later than 10 years from the Date of Grant. In the case of a Ten Percent Shareholder, the Option shall expire no later than 5 years from the Date of Grant. (b) Vesting of Option. (i) In General. Except as otherwise provided below, this Option shall become exercisable with respect to twenty-five percent (25%) of the shares of Common Stock subject to the Option (rounded to the nearest whole share) on the first anniversary of the Grant Date, and 1/36th of the shares of Common Stock subject to this Option shall become exercisable each month thereafter (on the anniversary day of the Grant Date) until the fourth anniversary of Grant Date at which time the grant will be vested in full, provided the Participant has been continuously employed by the Company or an Affiliate from the Date of Grant until such time. Once this Option has become exercisable, it shall continue to be exercisable until the earlier of the termination of the Participant’s rights hereunder pursuant to Sections 3, 4, 5 or 6 of this Agreement or the Expiration Date. A partial exercise of this Option shall not affect the Participant’s right to exercise this Option with respect to the remaining shares of Common Stock, subject to the conditions of the Plan and this Agreement. (ii) Change in Control. Notwithstanding the foregoing, in the event a Change in Control occurs and no provision is made for the continuance, assumption or substitution of the Option by the Company or its successor in connection with a Change in Control, then, the Option shall become exercisable in full, to the extent not exercisable previously, on the earlier of the Control Change Date or the date the Option is to be terminated in

2 connection with the Change in Control, provided the Participant has remained continuously employed by the Company or any Affiliate from the Date of Grant until such time. (iii) Death or Disability. Notwithstanding the foregoing, this Option also shall become exercisable in full, to the extent not then previously exercisable, in the event the Participant’s employment with the Company and its Affiliates is terminated as a result of the Participant’s death or Disability. The Committee, in its sole discretion, shall determine whether the Participant has a Disability for purposes of this Agreement. (c) Method of Exercise and Payment for Shares. This Option shall be exercised by delivering written notice of exercise, along with the Option price for the portion of the Option being exercised and all applicable tax withholdings, to the attention of the Company’s Secretary at the Company’s address specified in Section 10 below. The exercise date shall be the date of delivery. The Participant shall pay the Option price and all applicable tax withholdings in cash or cash equivalent acceptable to the Committee. However, the Committee in its discretion may, but is not required to, allow the Participant to pay the Option price and tax withholdings (i) by surrendering shares of Common Stock the Participant already owns, (ii) by a cashless exercise through a broker, (iii) by means of a “net settlement” procedure, (iv) by such other medium of payment as the Committee shall authorize or (v) by any combination of the allowable methods of payment set forth herein. (d) Transferability. Except as provided herein, this Option is nontransferable and, during the Participant’s lifetime, only the Participant may exercise this Option. Notwithstanding the foregoing, this Option may be transferred by will or the laws of descent and distribution. 3. Exercise in the Event of Death or Disability. This Option shall be exercisable for all or part of the number of shares of Common Stock that the Participant is entitled to purchase pursuant to Section 2(b) as of the date the Participant ceases to be employed by the Company and its Affiliates as a result of the Participant’s death or Disability prior to the Expiration Date and the termination of the Participant’s rights under Sections 4 or 5 of this Agreement. In that event, this Option may be exercised by the Participant, the Participant’s estate, or the person or persons to whom the Participant’s rights under this Option shall pass by will or the laws of descent and distribution, for the remainder of the period preceding the Expiration Date or within twelve (12) months after the date the Participant ceases to be employed by the Company and its Affiliates as a result of the Participant’s death or Disability, whichever period is shorter. 4. Exercise After Retirement. This Option shall be exercisable for all or part of the number of shares of Common Stock that the Participant is entitled to purchase pursuant to Section 2(b) as of the date the Participant ceases to be employed by the Company and its Affiliates as a result of the Participant’s Retirement prior to the Expiration Date and the termination of the Participant’s rights under Sections 3, 5 or 6 of this Agreement. In that event, the Participant may exercise this Option for the remainder of the period preceding the Expiration Date or until the date that is twelve (12) months after the date the Participant ceases to be employed by the Company and its Affiliates due to Retirement, whichever period is shorter. 5. Exercise After Termination of Employment. This Option shall be exercisable for all or part of the number of shares of Common Stock that the Participant is entitled to purchase pursuant to Section 2(b) as of the date the Participant ceases to be employed by the Company and its Affiliates, if the Participant ceases to be employed by the Company and its Affiliates other than as a result of the Participant’s death, Disability or Retirement and other than as the result of the termination of employment by the Company or an Affiliate for Cause prior to the Expiration Date and the termination of the Participant’s rights under Sections 3 or 5 of this Agreement. In that event, the Participant may exercise this Option for the remainder of the period preceding the Expiration Date or until the date that is ninety (90) days after the date Participant ceases to be employed by the Company and its Affiliates, whichever period is shorter. 6. Termination of Employment for Cause. Notwithstanding any other provision of this Agreement, all rights hereunder will be immediately discontinued and forfeited, and the Company shall not have any further obligation hereunder to the Participant, and the Option will not be exercisable for any number of shares of Common Stock (even if the Option previously became exercisable), on and after the time the Participant is discharged from employment with the Company and its Affiliates by the Company or an Affiliate for Cause.

3 7. Agreement to Terms of the Plan and Agreement. The Participant has received a copy of the Plan, has read and understands the terms of the Plan and this Agreement, and agrees to be bound by their terms and conditions. 8. Tax Consequences. The Participant acknowledges (i) that there may be adverse tax consequences upon acquisition or disposition of the shares of Common Stock received upon exercise of this Option and (ii) that Participant should consult a tax adviser prior to such acquisition or disposition. The Participant is solely responsible for determining the tax consequences of the Option and for satisfying the Participant’s tax obligations with respect to the Option (including, but not limited to, any income or excise tax as resulting from the application of Code Section 409A), and the Company shall not be liable if this Award is subject to Code Section 409A. If the Participant disposes of the Option shares within two years of the grant of the Option or within one year after the Option shares are transferred to the Participant, whichever is later (“Disqualifying Disposition”), the Participant shall notify the Company of the Disqualifying Disposition. If, due to the Disqualifying Disposition, gain attributable to the exercise of the Option becomes includible in the Participant’s gross income for Federal income tax purposes with respect to the Option, the Participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any Federal, state and local taxes of any kind required by law to be withheld or paid with respect to that amount. If permitted by the Company, tax withholding or payment obligations may be settled with Common Stock of the company, including Common Stock that is part of the Option that gives rise to the withholding requirement. The obligations of the Company under the Plan and pursuant to this Agreement shall be conditioned upon that payment or arrangements with the Company and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant from the Company or any Affiliate. 9. Fractional Shares. Fractional shares shall not be issuable hereunder, and when any provision hereof may entitle the Participant to a fractional share such fractional share shall be disregarded. 10. Change in Capital Structure. The terms of this Option shall be adjusted in accordance with the terms and conditions of the Plan as the Committee determines is equitably required in the event the Company effects one or more stock dividends, stock splits, subdivisions or consolidations of shares or other similar changes in capitalization. 11. Notice. Any notice or other communication given pursuant to this Agreement, or in any way with respect to this Option, shall be in writing and shall be personally delivered or mailed by United States registered or certified mail, postage prepaid, return receipt requested, to the following addresses: If to the Company: Precigen, Inc. 20374 Seneca Meadows Parkway Germantown, MD 20876 Attention: Secretary If to the Participant: _________________________ _________________________ _________________________ United States 12. Shareholder Rights. The Participant shall not have any rights as a shareholder with respect to shares of Common Stock subject to this Option until the issuance of the shares of the Common Stock upon exercise of the Option. 13. No Right to Continued Employment. Neither the Plan, the granting of this Option nor any other action taken pursuant to the Plan or this Option constitutes or is evidence of any agreement or understanding, expressed or implied, that the Company or any Affiliate shall retain the Participant as an employee for any period of time or at any particular rate of compensation.

4 14. Binding Effect. Subject to the limitations stated above and in the Plan, this Agreement shall be binding upon and inure to the benefit of the legatees, distributees, and personal representatives of the Participant and the successors of the Company. 15. Conflicts. In the event of any conflict between the provisions of the Plan and the provisions of this Agreement, the provisions of the Plan shall govern. All references herein to the Plan shall mean the Plan as in effect on the date hereof. 16. Counterparts. This Agreement may be executed in a number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one in the same instrument. A facsimile copy or portable document format (PDF) copy of any party’s signature to this Agreement shall be as effective as an original signature. 17. Miscellaneous. The parties agree to execute such further instruments and take such further actions as may be necessary to carry out the intent of the Plan and this Agreement. This Agreement and the Plan shall constitute the entire agreement of the parties with respect to the subject matter hereof. 18. Section 409A. Notwithstanding any of the provisions of this Agreement, it is intended that the Option be exempt from Section 409A of the Code. Notwithstanding the preceding, neither the Company nor any Affiliate shall be liable to the Participant or any other person if the Internal Revenue Service or any court or other authority have any jurisdiction over such matter determines for any reason that the Option is subject to taxes, penalties or interest as a result of failing to be exempt from, or comply with, Section 409A of the Code. 19. Governing Law. This Agreement shall be governed by the laws of the State of Virginia, except to the extent federal law applies. IN WITNESS WHEREOF, the Company has caused this Agreement to be signed by a duly authorized officer, and the Participant has affixed his signature hereto. COMPANY: PRECIGEN, INC. By: Name: Harry Thomasian Title: Chief Financial Officer PARTICIPANT: Employee Name